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                                                                    EXHIBIT 32.A


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-K for the period ending December 31, 2003, of ANR Pipeline Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John W. Somerhalder II, Chairman of the Board, certify (i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                  /s/ John W. Somerhalder II
                                              ----------------------------------
                                              John W. Somerhalder II
                                              Chairman of the Board
                                              (Principal Executive Officer)

                                              March 15, 2004



A signed original of this written statement required by Section 906 has been provided to ANR Pipeline Company and will be retained by ANR Pipeline Company and furnished to the Securities and Exchange Commission or its staff upon request.